SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2010

JOHNSONDIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-108853

Delaware	80-0010497
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

JOHNSONDIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-97427

Delaware	39-1877511
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stock Incentive Plan

On January 11, 2010, the Board of Directors (the “Board”) of JohnsonDiversey Holdings, Inc. (“Holdings”) adopted the JohnsonDiversey Holdings, Inc. Stock Incentive Plan (the “Stock Incentive Plan”). The Stock Incentive Plan provides for the sale of class B common shares of Holdings to employees (including officers) of Holdings and its subsidiaries, as well as for the grant to these individuals of deferred share units of Holdings and options to purchase class B common shares of Holdings. The Board or a committee designated by the Board (the “Administrator”) administers the Stock Incentive Plan, including by selecting the individuals eligible to participate in the Stock Incentive Plan and by determining the specific kind and number of awards to be offered or granted to any individual.

The maximum number of class B common shares of Holdings reserved for issuance under the Stock Incentive Plan is 14,171,123 shares, which was 12% of the fully diluted capital stock of Holdings as of November 24, 2009. This maximum number and the outstanding awards are subject to proportionate adjustment in the event of a change in the Company’s capital structure.

Options granted under the Stock Incentive Plan will be non-qualified options with a term of 10 years and a per-share exercise price of no less than fair market value on the grant date. The vesting conditions applicable to awards will be as determined by the Administrator, including based on continued employment and/or achievement of performance goals, and may be accelerated at any time. Upon the issuance of shares under the Stock Incentive Plan, the holder must enter into a form of subscription agreement in use by the Company. The Administrator has the authority under the Stock Incentive Plan to vary the terms and conditions of awards granted under the Stock Incentive Plan to the extent necessary for awards to comply with applicable non-U.S. law.

Unless sooner terminated by the Administrator, the Stock Incentive Plan will remain in effect until January 10, 2020. The Administrator generally may amend or modify the Stock Incentive Plan at any time in a manner that does not adversely affect outstanding awards.

Separation Agreement

As previously reported, on January 7, 2010, JohnsonDiversey, Inc. (the “Company”) and Holdings announced the retirement of Joseph F. Smorada, the former Executive Vice President and Chief Financial Officer of the Company and Holdings. Mr. Smorada continued in his capacity as Executive Vice President and Chief Financial Officer of the Company and Holdings until January 11, 2010 and will remain with the Company and Holdings as an Executive Vice President until March 31, 2010 (the “Separation Date”).

On January 12, 2010, the Company entered into a separation agreement (the “Separation Agreement”) with Mr. Smorada. The Separation Agreement established March 31, 2010 as the effective date of Mr. Smorada’s separation from the Company and set forth the terms applicable to his separation. The Separation Agreement also subjects Mr. Smorada to certain non-competition, confidentiality and non-disparagement obligations. The Separation Agreement restated certain of the terms of Mr. Smorada’s employment agreement dated September 15, 2008, which employment agreement was superseded by the Separation Agreement.

Pursuant to the Separation Agreement, Mr. Smorada will be entitled to receive, among other benefits, salary continuation for a period of 24 months following the Separation Date in an aggregate amount equal to the sum of his current annual base salary ($500,000) and his 2009 target Annual Incentive Plan (“AIP”) bonus ($325,000), which will be paid in equal installments at the times and in the manner consistent with the Company’s payroll practices for executive officers. Mr. Smorada will also be entitled to receive his annual Flexible Benefit Account award in a lump sum cash payment of $15,000 to be paid within 60 days following the Separation Date and subsidized medical, vision and dental coverage for a period of 24 months following the Separation Date.

Under the Company’s cash-based incentive plans, Mr. Smorada will be entitled to receive his 2009 AIP bonus based on actual performance and a prorated portion of his 2010 AIP bonus based on the lower of (a) his target 2010 AIP bonus of $325,000 and (b) actual 2010 performance, in each case, at the time the Company pays awards to the AIP’s other participants. In addition, Mr. Smorada will be entitled to receive a prorated portion of his Cash Long-Term Incentive Plan (“Cash LTIP”) awards for the 2008-2010 and 2009-2011 performance cycles with (A) 66.67% of his 2008-2010 award and 33.33% of his 2009-2011 award based on actual performance through 2009 and (B) 33.33% of his 2008-2010 award and 66.67% of his 2009-2011 award based on the lower of (x) his target Cash LTIP award for the applicable performance cycle and (y) actual performance for the applicable performance cycle. Payment of the portion of Mr. Smorada’s Cash LTIP awards described under clause (A) of the foregoing sentence will be made within 60 days of the Separation Date, and payment of the portion of Mr. Smorada’s Cash LTIP awards described under clause (B) of the foregoing sentence will be made at the time the Company pays awards to the Cash LTIP’s other participants for the applicable performance cycle.

Payment of the foregoing benefits under the Separation Agreement is conditioned upon Mr. Smorada providing a general release of any and all claims against the Company and its affiliates, including claims arising out of Mr. Smorada’s employment with, and separation from, the Company within 21 days after the Separation Date. The form of release to be provided by Mr. Smorada is attached as Exhibit A to the Separation Agreement.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the Separation Agreement, which is filed as Exhibit 10.1 hereto and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
10.1	Separation Agreement dated January 12, 2010

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSONDIVERSEY HOLDINGS, INC.

Date: January 19, 2010	By:	/S/ SCOTT D. RUSSELL
Scott D. Russell
Senior Vice President, General Counsel and Secretary

JOHNSONDIVERSEY, INC.

Date: January 19, 2010	By:	/S/ SCOTT D. RUSSELL
Scott D. Russell
Senior Vice President, General Counsel and Secretary

JOHNSONDIVERSEY HOLDINGS, INC.

JOHNSONDIVERSEY, INC.

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Separation Agreement dated January 12, 2010